SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Neuberger Berman Equity Funds

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN REAL ESTATE FUND

[April 2], 2012

Dear Shareholder:

The attached Proxy Statement discusses a proposal to be voted upon by the shareholders of Neuberger Berman Real Estate Fund (the “Fund”), a series of Neuberger Berman Equity Funds.  As a shareholder of the Fund, you are being asked to review the Proxy Statement and cast your vote on the proposal.

The Board of Trustees unanimously recommends that shareholders vote FOR the proposal.

The proposal seeks to change the Fund from a diversified fund to a non-diversified fund.  Shareholder approval of this change would enable the Fund to take larger positions in a smaller number of issuers.

Neuberger Berman Management LLC (“NB Management”) believes that changing the Fund from a diversified fund to a non-diversified fund will give NB Management more flexibility in implementing the Fund’s investment strategies.  The change would enable NB Management to focus the Fund’s investments on those securities that NB Management believes are the most promising.  Because NB Management would be able to invest larger percentages of the Fund’s assets in the securities of a single issuer, NB Management would be able to take more meaningful positions in securities that are its top investment choices.  NB Management believes that this increased investment flexibility may provide opportunities to enhance the Fund’s performance; however, investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Your vote is important. To avoid the additional expense of further solicitation, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.  After reviewing the attached Proxy Statement, please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting by telephone or through the internet -- instructions can be found on your proxy card.  If we do not hear from you by April 20, 2012, our proxy solicitor may contact you.

i

If you have any questions, please call 1-800-877-9700.  Our representatives will be glad to assist you.  Thank you for your response and your continued support of the Neuberger Berman Funds.

Very truly yours,

Robert Conti
President and Chief Executive Officer
Neuberger Berman Equity Funds

____________________________

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC.  “Neuberger Berman Management LLC” and the Fund name in this Proxy Statement are either service marks or registered service marks of Neuberger Berman Management LLC.  ©2012 Neuberger Berman Management LLC.  All rights reserved.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

3.  Other Accounts: The capacity of the individual signing the proxy card should be indicated either  in the form of the account registration itself or by the individual signing the proxy card.  For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	John Doe, Treasurer
(2)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(3)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust. f/b/o
	John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT.
PLEASE VOTE YOUR SHARES PROMPTLY.

You may receive more than one proxy card depending on how you hold shares of the Fund.  Please fill out and return each enclosed proxy card.

Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to review the attached Proxy Statement and vote using the instructions that appear on the enclosed proxy card(s).

To avoid the additional expense of further solicitation, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN REAL ESTATE FUND
605 Third Avenue
New York, New York 10158-0180
800-877-9700
_________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 17, 2012
_________________________

[April 2], 2012

Who is asking for your vote?

The Board of Trustees of Neuberger Berman Equity Funds, on behalf of Neuberger Berman Real Estate Fund (the “Fund”).

Where will the meeting be held?

The meeting will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York, on May 17, 2012 at 2:30 p.m. Eastern Time.

What proposal are you being asked to vote on?

The Board of Trustees is proposing that the Fund’s shareholders approve changing the Fund from a diversified fund to a non-diversified fund.  Shareholder approval of this change would enable the Fund to take larger positions in a smaller number of issuers.

Who is eligible to vote?

You are entitled to notice of, and to vote at, the meeting (and any adjournment of the meeting) if you owned shares of the Fund at the close of business on March 30, 2012 (“Record Date”).

What are the different ways to vote your shares?

●
By Mail: You may vote by mail by indicating your voting instructions on the enclosed proxy card, signing and dating it, and returning it in the enclosed postage paid envelope.  Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “for” the proposal described above.

●	By Phone: You may vote by telephone by calling the number on your proxy card.

●	Through the Internet: You may vote through the internet by visiting the website listed on your proxy card.

●	In Person: If you plan to attend the meeting, you may vote in person.

Please note that if you vote by executing and returning a proxy and then you attend the meeting and vote in person, your proxy will be automatically revoked.  If you plan to attend the meeting, please call the Fund at 1-800-877-9700.

We will admit to the meeting:  (1)  all shareholders of record of the Fund as of the Record Date; (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted proxies; and (4) such other persons that we, in our sole discretion, may elect to admit.  All persons wishing to be admitted to the meeting must present photo identification.

Proxy cards submitted by corporations and partnerships will not be voted unless they are signed by the appropriate person(s) as indicated in the voting instructions on the proxy cards.

Any additional proposals submitted to a vote at the meeting by anyone other than the officers or Trustees of the Fund may be voted only in person or by written proxy.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 17, 2012:  This Notice and the Proxy Statement are available on the internet at https://www.nb.com/nb/realestatefundproxy.

By order of the Board of Trustees,

Claudia A. Brandon
Secretary
Neuberger Berman Equity Funds

[April 2], 2012
New York, New York

v

NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN REAL ESTATE FUND
605 Third Avenue
New York, New York 10158-0180

1-800-877-9700

PROXY STATEMENT

This Proxy Statement, which includes a Notice of Special Meeting of Shareholders and a proxy card, is for the special meeting of shareholders of Neuberger Berman Real Estate Fund (the “Fund”), a series of Neuberger Berman Equity Funds, to be held on May 17, 2012, and any adjournment or postponement thereof (the “Meeting”).

PROPOSAL: To change the Fund from a diversified fund to a non-diversified fund.

This Proxy Statement, which is first being mailed to shareholders on or about [April 2], 2012, sets forth concisely the information that a shareholder of the Fund should know before voting on the Proposal.  It should be read and retained for future reference.

VOTING INFORMATION

The Board of Trustees (the “Board”) of Neuberger Berman Equity Funds (the “Trust”) is asking you to sign the enclosed proxy card for use at the Meeting to be held on May 17, 2012, at 2:30 p.m. Eastern time, at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York.

One-third of the Fund’s shares outstanding and entitled to vote on March 30, 2012 (the “Record Date”), represented in person or by proxy, makes up a quorum and must be present for the transaction of business at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or for any other reason, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares voted in person or by proxy on the question of adjournment.  The persons named as proxy agents will vote in favor of such an adjournment those proxies that they are entitled to vote “FOR” the proposal and will vote against such an adjournment those proxies that are required to be voted “AGAINST” the proposal.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy card.  If no instructions are marked on the proxy card, the proxy will be voted “FOR” the proposal described in the accompanying Notice of Special Meeting of Shareholders.  Proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power) will not be counted for purposes of determining the presence of a quorum and will have no effect on the outcome of the proposal.  Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the outcome of the proposal.  For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian will vote the shares in the account in accordance with instructions given by the Depositor.  However, if a Depositor fails to provide instructions on how to vote the shares, the Custodian will vote the undirected shares in the same proportions as shares voted in the other individual retirement accounts.

Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the address indicated on the envelope enclosed with this Proxy Statement.  Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Proxy solicitations are being made primarily by mail, but may also be made by telephone, by electronic transmission, or by personal interview by officers and employees of Neuberger Berman Management LLC (“NB Management”), affiliates of NB Management, or other representatives of the Fund.  NB Management serves as principal underwriter and administrator of the Fund.  Proxy solicitations may also be made by Broadridge Financial Solutions, Inc.  (“Broadridge”), our proxy solicitor.  If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.  You may also vote by mail or through a secure Internet site.  Please note that while proxies may be voted by telephone or through the internet with respect to the proposal, a vote on a proposal put forward at the meeting by anyone other than the officers or Trustees of the Trust may be cast only in person or by a paper proxy.

NB Management and its affiliates will not receive any compensation from the Fund for proxy solicitation activities.  For soliciting services, Broadridge will be paid fees and expenses of up to approximately $128,000.  The expenses incurred in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the Fund.

As of March 30, 2012, the Fund had the following number of shares of each class outstanding.

Class	Number of Shares Outstanding
Institutional Class
Trust Class
Class A
Class C
Class R3

To the Trust’s knowledge, as of January 31, 2012, the following were all of the beneficial and record owners of five percent or more of a class of the Fund’s shares.  Except where indicated with an asterisk, the owners listed are record owners.  These entities hold these shares of record for the accounts of certain of their clients and have informed the Fund of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Class	Name and Address	Percent Owned

Neuberger Berman Real Estate Fund Institutional Class	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480-1533	21.03%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	16.82%
	Prudential Investment Management Service 100 Mulberry St 3 Gateway Center Fl 10 Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	14.45%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	10.78%
	JP Morgan Chase Bank 4 New York Plaza New York, NY 10004-2413	10.69%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	8.25%
Neuberger Berman Real Estate Fund Trust Class	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	31.45%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	26.27%
Neuberger Berman Real Estate Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	16.88%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	10.06%

LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	5.72%

	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	5.47%
Neuberger Berman Real Estate Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	19.05%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	13.44%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	10.43%
Neuberger Berman Real Estate Fund Class R3	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	25.22%
	State Street Corp FBO/CUST ADP Access Product 1 Lincoln St Boston, MA 02111-2901	25.16%
	ING Life Insurance and Annuity Co One Orange Way Windsor, CT 06095-4773	24.10%
	Frontier Trust Company FBO Keltron Corporation 401(k) Plan PO Box 10758 Fargo, ND 58106-0758	11.50%

At January 31, 2012, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of the Fund.

Copies of the Fund’s most recent annual report, including financial statements, have previously been delivered to shareholders.  For a free copy of the Fund’s annual report for the fiscal year ended August 31, 2011, including audited financial statements, call 1-800-877-9700 or log-on to www.nb.com or write to NB Management at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180.

PROPOSAL

TO CHANGE THE FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND.

The Board, including those Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), has approved, and recommends that the Fund’s shareholders approve, changing the Fund from a diversified fund to a non-diversified fund.  Shareholder approval of this change would enable the Fund to invest larger percentages of its assets in the securities of a single issuer .  NB Management believes that the proposed change would provide the Fund with increased flexibility to respond to future investment opportunities.

For an extended period of time, the Fund has operated as a “diversified” fund, as defined in the 1940 Act.  As a 1940 Act diversified fund, the Fund must invest at least 75% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer.  With respect to the remaining 25% of its total assets, there is no limit on the amount of assets the Fund may invest in the securities of a single issuer.  These 1940 Act limits do not apply to securities issued or guaranteed by the U.S.  Government, its agencies or instrumentalities, or to securities issued by other investment companies.  These limits apply at the time the Fund purchases a security; the Fund may exceed these limits if positions it already holds increase in value relative to the rest of the Fund’s holdings.

Shareholder approval of the proposal would enable the Fund to operate as a non-diversified fund.  As a non-diversified fund, the Fund would be able to invest larger percentages of its assets in the securities of a single issuer – potentially as much as 25% in one issuer, and potentially as much as 25% in a second issuer.

NB Management believes that changing the Fund from a diversified fund to a non-diversified fund would give NB Management more flexibility in implementing the Fund’s investment strategies.  The change would enable NB Management to focus the Fund’s investments on those securities that NB Management believes are the most promising.  Because NB Management would be able to invest larger percentages of the Fund’s assets in the securities of a single issuer, NB Management would be able to take more meaningful positions in securities that are its top investment choices.  Of course, NB Management’s top investment choices represent its subjective determinations; NB Management may not accurately assess the investment prospects of a particular security.  If NB Management takes a larger position in a security that proves to have poor investment prospects, the Fund may have a greater loss than it would have had if NB Management had diversified the Fund’s investments.

NB Management also believes that this increased investment flexibility may provide opportunities to enhance the Fund’s performance; however, investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.  NB Management would use this increased investment flexibility to take larger positions in the securities of a single issuer only if and when it believes that doing so justifies the risks involved.

If the Fund’s shareholders approve this proposal, NB Management may operate the Fund as non-diversified or it may not, depending on its assessment of the investment opportunities available to the Fund.  NB Management will reserve freedom of action to operate the Fund as non-diversified only if and when it would be in shareholders’ best interests to do so; provided, that if NB Management does not operate the Fund as non-diversified within three years of shareholder approval, 1940 Act rules will require NB Management to again seek shareholder approval to reserve freedom of action to operate the fund as non-diversified.

In addition, the Fund is now (and will remain) subject to the diversification rules of the Internal Revenue Code.  These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer.

With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer.  These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters.  However, NB Management has no current intention of investing in the securities of any single issuer beyond the limits described.  Like the 1940 Act limits, the Internal Revenue Code limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other investment companies.

The following is a hypothetical situation in which operating the Fund as a non-diversified fund could give NB Management more flexibility in implementing the Fund’s investment strategies.  This hypothetical situation is used for illustration purposes only.

As described above, as a 1940 Act diversified fund, with respect to 25% of its total assets (let’s call this portion the “25% basket”), the Fund may invest more than 5% of its total assets in one or more issuers.  Take a hypothetical portfolio that includes, among many other securities, securities of three fictional companies: XYZ Corp., ABC Corp., and LMN Corp.  At the time the Fund purchased securities of these companies, the companies made up the “25% basket”.  Let’s say the Fund purchased XYZ Corp. at $5 per share.  Later, XYZ Corp. increases in value to $20 per share and, combined with ABC Corp. and LMN Corp., now exceeds 25% of the Fund’s total assets.  As described above, the Fund may exceed the 25% limit because when it purchased securities of these companies, they made up (no more than) the 25% basket.  However, the Fund cannot take a larger position in XYZ Corp., even if XYZ Corp. is one of NB Management’s top investment choices, because (as a 1940 Act diversified fund) the Fund cannot add any more to the 25% basket.  If, however, shareholders approve changing the Fund from a diversified fund to a non-diversified fund, the Fund would be able to take a larger position in XYZ Corp. in this hypothetical situation because the Fund would be able to invest as much as 25% in one issuer, and as much as 25% in a second issuer (as a non-diversified fund, the Fund would have two 25% baskets).

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE CHANGING THE FUND FROM A DIVERSIFIED FUND TO A NON- DIVERSIFIED FUND.

REQUIRED VOTE

Approval of the proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

If the Fund’s shareholders do not approve the proposal, the Fund will continue to operate as a diversified fund.

OTHER INFORMATION

Information about NB Management.  NB Management, located at 605 Third Avenue, New York, New York 10158, serves as the Fund’s investment manager, principal underwriter and administrator.  NB Management manages the Fund in conjunction with Neuberger Berman LLC as subadviser.  Together, the Neuberger Berman affiliates manage approximately $193 billion in assets (as of December 31, 2011) and continue an asset management history that began in 1939.

Other Matters to Come Before the Meeting.  The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote on those matters in accordance with their judgment.

Shareholder Proposals.  The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Neuberger Berman Equity Funds, 605 Third Avenue, New York, New York 10158, so that they will be received at a reasonable time prior to any such meeting.

Annual Report and Proxy Statement Delivery.  Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at 605 Third Avenue, New York, New York 10158 or 1-877-826-0881.

Notice to Banks, Broker Dealers and Voting Trustees and Their Nominees.  Please advise the Trust at 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement needed to supply copies to the beneficial owners of the shares.

By Order of the Board of Trustees,

Claudia A. Brandon
Secretary

[April 2], 2012

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, New York 10158-0180

www.nb.com

[          ]

PRELIMINARY COPIES
PLEASE VOTE TODAY BY PHONE,
MAIL OR THE INTERNET
CALL TOLL FREE [              ]
OR LOG ON TO [              ]

Important Notice Regarding the Internet Availability of Proxy Materials for the
Special Meeting of Shareholders:
The Notice and Proxy Statement will be available at https://www.nb.com/nb/realestatefundproxy.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS ON [MAY 17, 2012]

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE NEUBERGER BERMAN EQUITY FUNDS. The undersigned hereby appoints as proxies ______________, ______________ and ______________, and each of them (with power of substitution), to vote all shares of beneficial interest of the undersigned in Neuberger Berman Real Estate Fund (the “Fund”) at the Special Meeting of Shareholders to be held at [605 Third Avenue, 41st Floor, New York, NY 10158-3698] on [May 17, 2012] at [2:30 p.m.] Eastern Time and any adjournment or postponement thereof (the “Meeting”) at which shareholders will be asked to consider and act upon the proposal described in the Proxy Statement dated [                 ], 2012.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged  by your  execution of this proxy.  The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.  YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Date _____________ , 2012

Signature (owner, joint owners, trustee,
custodian, etc.) (PLEASE SIGN IN THE BOX)

Please sign exactly as your name appears on this Proxy. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

PRELIMINARY COPIES

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THE REVERSE
SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.  [X]

	FOR	AGAINST	ABSTAIN
ITEM 1. To change the Fund from a diversified fund to a non-diversified fund.	[ ]	[ ]	[ ]

IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-800-877-9700.

PLEASE SIGN ON THE REVERSE SIDE.